UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 10, 2008
3COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-12867 (Commission File Number)	94-2605794 (IRS Employer Identification No.)
350 Campus Drive
Marlborough, Massachusetts
01752
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (508) 323-1000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Election of David H. Y. Ho to 3Com Board of Directors
On December 10, 2008, 3Com Corporation’s Board of Directors elected David H. Y. Ho to our Board of Directors as a Class I director. Mr. Ho’s election was effective immediately and, in accordance with our bylaws, is for a term expiring at the 2009 Annual Meeting of Stockholders. The Board also determined that Mr. Ho is an “independent” member of our Board, as such term is defined by The Nasdaq Stock Market LLC, and is an “independent outside director,” as such term is defined by leading proxy advisory firms. Mr. Ho’s election was made upon the recommendation of the Board’s independent Nominating and Governance Committee, which conducted an extensive search for an additional independent board member. The Board enlarged the size of the Board to eight and elected Mr. Ho to fill the vacancy created by such enlargement.
Mr. Ho, 49, is a private investor and also a consultant working with multi-national companies in the Greater China market. Mr. Ho was most recently Chairman of the Greater China Region for Nokia Siemens Networks, a telecommunications infrastructure company that is a joint venture between Finland-based Nokia Corporation and Germany-based Siemens AG, a position he held from April 2007 to November 2008. Between April 2004 and March 2007, Mr. Ho served as the President of Nokia China Investment Limited, the Chinese operating subsidiary of Nokia Corporation, a multinational telecommunications company. From January 2002 to March 2007, Mr. Ho also served as Nokia China Investment Limited’s Senior Vice President, Networks — Greater China. Between 2000 and August 2001, Mr. Ho was the Senior Vice President and Chief Operating Officer of Nortel Networks China Limited, the Chinese operating subsidiary of Canada-based Nortel Networks Corporation, a multinational telecommunications company. Between 1998 and 1999, Mr. Ho was the Vice President and General Manager of Nortel Networks China Limited’s Greater China Wireless Solutions division. Prior to joining Nortel Networks China Limited, Mr. Ho spent 15 years working in the Chinese operating subsidiaries of multinational telecommunications companies in roles of increasing responsibility. Mr. Ho serves on the board of directors of Pentair, Inc., Owens-Illinois, Inc. and Sinosteel Corp.
Mr. Ho will be entitled to the director compensation for outside directors and a standard indemnification agreement, as further described in our 2008 proxy statement filed with the SEC on August 14, 2008.
ITEM 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
Amendments to Bylaws
On December 10, 2008, the Board of Directors approved amendments to the Company’s Bylaws, effective immediately. The amendments revise the Bylaws principally to (1) clarify the intent of various bylaw provisions related to conducting business at annual and special meetings of stockholders and the notice requirements relating to stockholder items of business (“Advance Notice Bylaws”), (2) provide that only the Board of Directors may fill a vacancy on the Board of Directors created by removal of a director and (3) clarify that the Board of Directors and Committees of the Board of Directors may act unanimously by electronic transmissions in addition to written means.
The principal features of the amendments relating to Advance Notice Bylaws are as follows:
Advance Notice Bylaws
The amended and restated Bylaws:
(i)	explicitly provide that the Bylaws are the exclusive means for stockholders to submit director nominations or propose business before a meeting, other than proposals governed by Rule 14a-8 of the federal proxy rules (which provides its own procedural requirements);

(ii)	clarify that the advance notice provisions in the Bylaws do not apply to Rule 14a-8 proposals (which are governed by the procedural rules of Rule 14a-8);

(iii)	explicitly require advance notice of stockholder business and director nominations;

(iv)	change the deadline to submit the notice required by stockholders who wish to propose business before a meeting or submit a nomination;

(v)	explicitly provide that a postponement of an annual meeting does not commence a new time period for giving notice of stockholder nominations or proposals of business;

(vi)	set forth the specific requirements as to the form of notice required to be submitted by stockholders for nominations or proposals of business, including requiring disclosure regarding the stockholders making such proposals or nominations to include, among other things, all ownership interests, hedges, economic incentives and rights to vote any shares of any common stock of the Company;

(vii)	make comparable the director nomination provisions for special meetings with those for annual meetings; and

(viii)	explicitly provide who may call a special meeting of stockholders and what business may be conducted at a special meeting of stockholders.
The foregoing description of the amendments to the Bylaws is only a summary and does not purport to be complete and is qualified in its entirety by reference to the Bylaws as amended. The Bylaws as amended, included as Exhibit 3.1 to this Current Report on Form 8-K, is incorporated herein by reference.
Deadline for Receipt of Stockholder Proposals and Nominations
The amended Bylaws provide that if a stockholder intends to submit a proposal or nomination for director for an annual meeting of stockholders that is not to be included in the Company’s Proxy Statement and form of Proxy relating to the meeting, the stockholder must give us notice in accordance with the requirements set forth in the Company’s Bylaws not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the Company first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which public announcement (as defined in the Bylaws) of the date of such annual meeting is first made.
Stockholder proposals that are intended to be included in our Proxy Statement and form of Proxy relating to the meeting for our 2009 Annual Meeting of Stockholders under rules set forth in the Securities Exchange Act of 1934, as amended, must be received by us no later than April 16, 2009, to be considered for inclusion. If a stockholder intends to bring business before or make a nomination for director at the 2009 Annual Meeting of Stockholders that is not to be included in the Company’s Proxy Statement and form of Proxy relating to the meeting, the stockholder must give the Company notice in accordance with the requirements set forth in the Company’s Bylaws between May 31, 2009 and June 30, 2009, except as otherwise provided in the Bylaws.
ITEM 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit Number	Description

3.1	Bylaws (as amended on December 10, 2008)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3COM CORPORATION

Date: December 16, 2008	By:	/s/ Neal D. Goldman Neal D. Goldman
Executive Vice President, Chief Administrative and Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Bylaws (as amended on December 10, 2008)